EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Central Hudson Gas & Electric Corporation, does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, JOHN E. GOULD, and each of them, the undersigned's true and lawful attorneys, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, or such other appropriate form as may be required, registering the offer and sale of up to $140,000,000 aggregate principal amount of unsecured debt securities of Central Hudson Gas & Electric Corporation, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, herby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 6th day of November, 2006.


                                                   /s/ Steven V. Lant
                                                   -----------------------------
                                                   Name: Steven V. Lant

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Central Hudson Gas & Electric Corporation, does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, DONNA S. DOYLE, JOHN E. GOULD, and each of them, the undersigned's true and lawful attorneys, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, or such other appropriate form as may be required, registering the offer and sale of up to $140,000,000 aggregate principal amount of unsecured debt securities of Central Hudson Gas & Electric Corporation, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, herby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 6th day of November, 2006.


                                               /s/ Christopher M. Capone
                                               ---------------------------------
                                               Name: Christopher M. Capone

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Central Hudson Gas & Electric Corporation, does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, JOHN E. GOULD, and each of them, the undersigned's true and lawful attorneys, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, or such other appropriate form as may be required, registering the offer and sale of up to $140,000,000 aggregate principal amount of unsecured debt securities of Central Hudson Gas & Electric Corporation, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, herby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 6th day of November, 2006.


                                             /s/ Joseph J. DeVirgilio, Jr.
                                             -----------------------------------
                                             Name: Joseph J. DeVirgilio, Jr.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Central Hudson Gas & Electric Corporation, does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, JOHN E. GOULD, and each of them, the undersigned's true and lawful attorneys, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, or such other appropriate form as may be required, registering the offer and sale of up to $140,000,000 aggregate principal amount of unsecured debt securities of Central Hudson Gas & Electric Corporation, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, herby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 6th day of November, 2006.


                                               /s/ Carl E. Meyer
                                               ---------------------------------
                                               Name: Carl E. Meyer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Central Hudson Gas & Electric Corporation, does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, JOHN E. GOULD, and each of them, the undersigned's true and lawful attorneys, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, or such other appropriate form as may be required, registering the offer and sale of up to $140,000,000 aggregate principal amount of unsecured debt securities of Central Hudson Gas & Electric Corporation, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, herby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 6th day of November, 2006.


                                                  /s/ Arthur R. Upright
                                                  ------------------------------
                                                  Name: Arthur R. Upright

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Central Hudson Gas & Electric Corporation, does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, JOHN E. GOULD, and each of them, the undersigned's true and lawful attorneys, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, or such other appropriate form as may be required, registering the offer and sale of up to $140,000,000 aggregate principal amount of unsecured debt securities of Central Hudson Gas & Electric Corporation, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, herby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 6th day of November, 2006.


                                               /s/ Donna S. Doyle
                                               ---------------------------------
                                               Name: Donna S. Doyle